TEMPLETON INSTITUTIONAL FUNDS, INC.

TIFI EMERGING FIXED INCOME MARKETS SERIES SEMIANNUAL REPORT

JUNE 30, 2000

(BOXED)

MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

o ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

INVESTING IN DEVELOPING MARKETS INVOLVES SPECIAL CONSIDERATIONS, WHICH INCLUDE RISKS RELATED TO MARKET AND CURRENCY VOLATILITY, ADVERSE SOCIAL, ECONOMIC, AND POLITICAL DEVELOPMENTS, AND THE RELATIVELY SMALL SIZE AND LESSER LIQUIDITY OF THESE MARKETS. THESE SPECIAL RISK CONSIDERATIONS ARE DISCUSSED IN THE FUND'S PROSPECTUS. THE FUND IS DESIGNED FOR THE AGGRESSIVE PORTION OF A WELL-DIVERSIFIED PORTFOLIO.

June 30, 2000

(PICTURE AND BIO OF UMRAN DEMIRORS)

Portfolio Management Team:

Umran Demirors joined the Templeton organization in 1996, and is currently executive vice president and chief investment officer for Templeton Global Bond Managers. In this position, Dr. Demirors directs all investment strategies within the Fixed Income Group and manages the portfolio team. In addition, Dr. Demirors is manager of numerous Franklin Templeton mutual funds and corporate pension accounts.

Dr. Demirors has extensive experience in analyzing international financial markets, and developed and emerging economies. Prior to joining the Templeton organization, Dr. Demirors was a principal and portfolio manager for Socimer Advisory, Inc. in New York. Prior to that, Dr. Demirors was the head of research and strategy at VestcorPartners Group in Miami, where he directed the firm's overall investment research and strategy in both fixed income and equity markets in Latin America. Dr. Demirors has also worked as a senior economic and financial consultant with IMCA Group, as an economist in the International Finance Department at the Federal Reserve Bank of New York, and as an economic consultant for Project LINK at the United Nations.

Dr. Demirors has published research on international finance, macroeconomic stabilization, macroeconometric models, and pricing models for global emerging fixed income and derivative instruments.

Dr. Demirors holds a Ph.D. and master of arts degree in economics from New York University, and a bachelor of arts degree in economics from the Bursa Academy of Economics and Business Administration in Turkey.









Alex Calvo joined the Templeton organization in 1995, and is currently Director of Research for Templeton Global Bond Managers. In this capacity, Mr. Calvo directs all global economic and fixed income research efforts. In addition, he is a back-up portfolio manager of the funds managed by the TBMB portfolio management team.

Prior to joining the Templeton organization, Mr. Calvo was an account executive with Fleishman-Hillard. While there, he served as consultant to firms investing in Latin America. Prior to Fleishman-Hillard, Mr. Calvo was a research analyst with Zeta Investments, where he performed corporate analysis in the U.S.

Mr. Calvo received a Master of Arts degree in International Affairs from the Fletcher School of Law and Diplomacy at Tufts University, and has completed course work for a Ph.D. in Economics at Boston University. He received a Bachelor of Arts degree in Economics and Political Science from the State University of New York at Binghamton. He has also received the Investment Management Certificate from the Investment Management Authority (IMRO) in the U.K., and holds the National Association of Securities Dealers Series 6 License in the U.S.


Dear Shareholder:

     The Templeton Institutional Funds, Inc., Emerging Fixed Income Markets Series (the "Fund") posted a six-month cumulative total return of 5.91% for the period ended June 30, 2000, compared to the unmanaged JP Morgan Emerging Markets Bond Index plus ("EMBI+") cumulative total return of 8.10%. Please remember that the Fund's performance differs from that of the index because, among other things, the index does not contain cash (the Fund generally carries a certain percentage of cash at any given time), is not managed according to any investment strategy, and includes no management or other operating expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(Insert performance chart below)

                           TOTAL RETURNS AS OF 6/30/00

                                                                 CUMULATIVE
                                                ONE YEAR           SINCE
                                                AVERAGE          INCEPTION
                                                ANNUAL/1,2/    (06/04/97)/1,3/
-------------------------------------------------------------------------------
TIFI Emerging Fixed Income Markets Series        11.99%            27.78%
JP Morgan EMBI+/4/                               23.16%            21.35%

1. The Fund's manager and administrator have agreed in advance to limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund. With this reduction, the Fund paid no management fees and total annual fund operating expenses were 1.25%. After May 1, 2001, the manager and administrator may end this arrangement at any time. Past fee reductions by the Fund's manager and administrator increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods.

3. Cumulative total return represents the change in value of an investment over the indicated periods.

4. Source: JP Morgan. The Emerging Markets Bond Index Plus tracks total returns for external currency-denominated debt instruments of the emerging markets including Brady Bonds, loans, Eurobonds, and U.S. dollar denominated local market instruments. It includes reinvested interest. The index is unmanaged, does not contain cash, and does not include management or other operating expenses. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified series of an investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page ____ of this report. This semiannual report covers the six months ended June 30, 2000. During this time the JP Morgan Emerging Markets Bond Index plus ("EMBI+") rose 6.95%, as credit fundamentals in the issuer countries improved and demand for their bonds increased. The index's top performers were debt instruments issued by the Russian government. Russian bonds rose 49.78% primarily in response to the successful restructuring of defaulted debt, a relatively smooth political transition following the presidential elections, and the implementation of tax and other economic reforms. This led to an increase in Russia's foreign reserves and we believe an improvement in the country's creditworthiness.

Overall, Latin American bonds returned 4.18%, and Non-Latins returned 12.56%. African bonds provided a total return of -4.6%, while European instruments returned 27.32%, mostly because of Russia's strong performance. The worst performing country was Nigeria, which fell -17.53%, because of the possibility of debt restructuring with significant write-offs.

We have emphasized Latin America as a region during the period, generally because of the relatively higher yields, selecting countries committed to economic reforms and credit quality improvement policies. The more significant allocation changes during the period included a reduction of the Fund's exposure to Argentina and an increase in its allocation to Brazil and Mexico. We believe the latter countries' economies have performed well as a result of sound fundamentals.

Looking forward, we will maintain our focus on bonds from those countries that we believe have positive and sustainable economic growth, are making progress on reform, and are adhering to prudent demand management policies. We believe the underlying value of such securities should increase as a result of economic performance and improved creditworthiness of these countries.

Meanwhile, we will continue to follow a defensive credit and currency posture to minimize default rates and meet the Fund's investment objective of high total return.

Of course, global investing involves special risks, such as market and currency volatility and adverse economic, social, and political developments in the countries in which the Fund invests. Emerging market securities involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. In addition, the Fund may also invest in lower-rated "junk bonds," which entail greater credit risks than higher-rated bonds. These special risks and other considerations are discussed in the Fund's prospectus. The Fund's definition of "emerging markets" as used by the Fund's manager may differ from the definition of the same terms as used in managing other Franklin Templeton Funds.

This discussion reflects our views, opinions, and portfolio holdings as of June 30, 2000, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you understand our investment and management philosophy.

We appreciate your support, welcome your comments, and look forward to serving you in the future.

Best regards,

/s/DONALD F. REED

Donald F. Reed, CFA, CIC
President
Templeton Institutional Funds, Inc.



Portfolio Management Team
TIFI Emerging Fixed Income Markets Series

INSERT THE FOLLOWING CHARTS ON PAGES 2 AND 3 AS INDICATED

Page 2, left side callout

GEOGRAPHIC DISTRIBUTION ON 6/30/00- pie chart
(FIXED INCOME ASSETS AS A PERCENTAGE OF TOTAL NET ASSETS)


Asia                      30.3%
Europe                    15.5%
Latin America             49.2%
Other Net Assets          5.0%


FUND ASSET ALLOCATION ON 6/30/00- pie chart


Short-Term Investments and Other Net Assets        5.0%
Fixed Income                                      95.0%


Page 3, right side callout
Insert shaded box-

10 LARGEST POSITIONS ON 6/30/00
(Percent of Total Net Assets)


Republic of Turkey,11.875%, 1/15/30                     16.7%
United Mexican States, 8.625%, 3/12/08                   8.7%
Russia Ministry of Finance, Reg S, 10.00%, 6/26/07       6.1%
United Mexican States, 10.375%, 2/17/09                  6.0%
Republic of Argentina, 9.75%, 9/19/27                    5.3%
Government of Brazil, 12.25%, 3/06/30                    5.2%
Government of Brazil, 14.50%, 10/15/09                   4.8%
Republic of Venezuela, 9.25%, 9/15/27                    4.7%
Cellco Finance NV, 144A, 12.75%, 8/01/05                 4.7%
Government of Malaysia, 8.75%, 6/01/09                   4.7%

INSERT GRAPH:
TOTAL RETURN INDEX COMPARISON/1/
$5,000,000 INVESTMENT: 06/04/97-6/30/00

TIFI Emerging Fixed Income Markets Series1
JP Morgan EMBI+/4/

                        TIFI - Emerging Fixed
                         Income Market Series      JP Morgan EMBI+
-------------------------------------------------------------------------------
INCEPT                     5,000,000.00          5,000,000.00
       Jun-97              5,005,000.00          5,099,666.67
       Jul-97              5,250,000.00          5,311,237.21
       Aug-97              5,165,000.00          5,289,595.67
       Sep-97              5,360,000.00          5,451,423.50
       Oct-97              5,260,000.00          4,823,493.88
       Nov-97              5,460,000.00          5,052,507.14
       Dec-97              5,620,975.00          5,226,544.44
       Jan-98              5,647,820.00          5,215,949.66
       Feb-98              5,739,085.00          5,365,180.17
       Mar-98              5,823,985.00          5,498,808.78
       Apr-98              5,834,930.00          5,512,148.89
       May-98              5,703,565.00          5,324,157.88
       Jun-98              5,605,040.00          5,170,405.73
       Jul-98              5,703,565.00          5,193,661.96
       Aug-98              4,138,095.00          3,709,758.65
       Sep-98              4,794,935.00          4,072,497.89
       Oct-98              5,189,040.00          4,336,073.38
       Nov-98              5,446,300.00          4,591,250.30
       Dec-98              5,403,400.00          4,476,581.98
       Jan-99              5,371,985.00          4,310,232.51
       Feb-99              5,296,590.00          4,372,250.21
       Mar-99              5,541,630.00          4,703,011.63
       Apr-99              5,880,910.00          5,024,082.18
       May-99              5,585,610.00          4,737,896.15
       Jun-99              5,704,985.00          4,949,790.51
       Jul-99              5,692,414.00          4,847,073.39
       Aug-99              5,560,471.00          4,840,290.50
       Sep-99              5,629,584.00          5,009,224.09
       Oct-99              5,730,112.00          5,202,060.53
       Nov-99              5,830,641.00          5,349,675.39
       Dec-99              6,032,277.00          5,639,091.70
       Jan-00              6,004,920.00          5,527,653.67
       Feb-00              6,244,296.00          5,883,609.24
       Mar-00              6,327,466.00          6,069,016.59
       Apr-00              6,286,423.00          5,953,056.44
       May-00              6,074,368.00          5,801,565.14
       Jun-00              6,389,020.26          6,095,826.39

Periods ended 6/30/00


                                                                SINCE
                                                             INCEPTION
                                         ONE-YEAR            (06/04/97)
------------------------------------------------------------------------------
Average Annual Total Return/1,2/          11.99%               8.31%
Cumulative Total Return/1,3 /             11.99%              27.78%

1. The Fund's Manager and administrator have agreed in advance to limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund. With this reduction, the Fund paid no management fees and total annual fund operating expenses were 1.25%. After May 1, 2001, the manager and administrator may end this arrangement at any time. Past fee reductions by the Fund's manager and administrator increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods.

3. Cumulative total return represents the change in value of an investment over the indicated periods.

4. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified series of an investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

FOR THE MOST CURRENT PORTFOLIO INFORMATION, PLEASE CALL 1-800-362-6243.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
FINANCIAL HIGHLIGHTS


                                                       Six Months Ended
                                                       June 30, 2000          Year Ended December 31,
                                                                        -------------------------------------
                                                       (uaudited)        1999         1998           1997+
                                                       ------------------------------------------------------

PER SHARE OPERATING PERFORMANCE ++
(For a share outstanding throughout the year)

Net asset value, beginning of year                      $ 8.82           $ 8.59         $10.47         $10.00
                                                       --------------------------------------------------------
Income from investment operations:
     Net investment income                                 .43             .77            .84             .44
     Net realized and unrealized gains (losses)            .09             .22          (1.27)            .79
                                                       -------------------------------------------------------
Total from investment operations                           .52             .99           (.43)           1.23
                                                       -------------------------------------------------------
Less distributions from:
     Net investment income                                -- ***          (.76)          (.86)           (.44)
     Net realized gains                                   --               --            (.56)           (.32)
     Tax return of capital                                --               --            (.03)              -
                                                       -------------------------------------------------------
Total distributions                                     --               (.76)          (1.45)           (.76)
                                                       -------------------------------------------------------
Net asset value, end of period                          $ 9.34          $ 8.82           $8.59          $10.47
                                                       ========================================================

Total return *                                            5.91%         11.77%         (3.98)%          12.42%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                       $2,226         $2,103         $1,881           $2,249
Ratios to average net assets:
     Expenses                                             1.25%**        1.25%          1.25%            1.25%**
     Expenses, excluding waiver and
       payments by affiliate                              3.14%**        2.62%          3.74%            6.40%**
     Net investment income                                9.50%**        8.57%          8.55%            7.26%**
Portfolio turnover rate                                 109.48%        297.46%        525.94%          172.62%




 * Total return is not annualized.
** Annualized.
*** The Fund paid distributions from net investment income of $0.0016 per share.
 + For the period June 4, 1997 (commencement of operations) to December 31, 1997 ++ Based on average weighted shares outstanding effective year ended
   December 31, 1999.




                       See Notes to Financial Statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED)

                                        Principal
                                        Amount*                       Value
-------------------------------------------------------------------------------
LONG TERM SECURITIES 95.0%
ARGENTINA 9.6%
Republic of Argentina:
     8.75%, 5/09/02                         $100,000              $ 96,050
     9.75%, 9/19/27                          150,000               117,000
                                                                ----------
                                                                   213,050
                                                                ----------
BRAZIL 10.0%
Government of Brazil:
     14.50%, 10/15/09                        100,000               106,950
     12.25%, 3/06/30                         125,000               115,000
                                                                ----------
                                                                   221,950
                                                                ----------
COLOMBIA 1.7%
Republic of Colombia, 9.75%, 4/23/09          50,000                39,125
                                                                ----------

MALAYSIA 4.7%
Government of Malaysia 8.75%, 6/01/09        100,000               103,700
                                                                ----------
MEXICO 14.7%
United Mexican States:
     8.625%, 3/12/08                         200,000               193,000
    10.375%, 2/17/09                         125,000               133,281
                                                                ----------
                                                                   326,281
                                                                ----------
NETHERLANDS 4.7%
Cellco Finance NV, 144A 12.75%, 8/01/05      100,000               104,250
                                                                ----------

PANAMA 4.3%
Republic of Panama, 9.375%, 4/01/29          100,000                95,750
                                                                ----------

PERU 4.2%
Republic of Peru, FRN, 4.50%, 3/07/17        140,000               93,888
                                                                 ---------

POLAND 4.0%
Republic of Poland, FRN, 6.00%, 10/27/14     100,000               89,687
                                                                 ---------

RUSSIA 6.8%
Russia Ministry of Finance,
  Reg S, 10.00%, 6/26/07                     175,000               135,625
+Vnesheconombank, FRN, 6.906%, 12/15/15       49,940                15,351
                                                                 ---------
                                                                   150,976
                                                                 ---------
SOUTH KOREA 4.6%
Republic of Korea, 8.875%, 4/15/08           100,000               103,120
                                                                 ---------
TURKEY 21.0%
Republic of Turkey,
  144A, 10.00%, 9/19/07                      100,000                96,838
  11.875%, 1/15/30                           350,000               371,438
                                                                 ---------
                                                                   468,276
                                                                 ---------
VENEZUELA 4.7%
Republic of Venezuela, 9.25%, 9/15/27        160,000               105,500
                                                                 ---------
TOTAL INVESTMENTS (COST $2,143,222)                              2,115,553
OTHER ASSETS, LESS LIABILITIES 5.0%                                110,301
                                                                 ---------
TOTAL NET ASSETS 100.0%                                         $2,225,854
                                                                ==========


+Represents bonds in default.
*Securities denominated in U.S. dollars.


                       See Notes to Financial Statements

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)

Assets:
     Investments in securities, at value (cost $2,143,222)          $2,115,553
     Cash                                                               18,126
     Receivables:
       Interest                                                         62,874
       From affiliates                                                  61,802
                                                                    ----------
         Total assets                                                2,258,355
                                                                    ----------
Liabilities:
     Payable to affiliates                                               1,500
     Accrued expenses                                                   31,001
                                                                    ----------
         Total liabilities                                              32,501
                                                                    ----------
Net assets, at value                                                $2,225,854
                                                                    ==========

Net assets consist of:
     Undistributed net investment income                            $  102,088
     Net unrealized depreciation                                       (27,669)
     Accumulated net realized loss                                    (203,927)
     Capital shares                                                  2,355,362
                                                                    ----------
Net assets, at value                                                $2,225,854
                                                                    ==========

Net asset value per share ($2,225,854/238,374 shares outstanding)        $9.34
                                                                         =====





                       SEE NOTES TO FINANCIAL STATEMENTS

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)





Investment Income                                                     $115,515
                                                                      ---------
Expenses:
     Management fees (Note 3)                         $  7,519
     Administrative fees (Note 3)                          741
     Report to shareholders                                350
     Registration and filing fees                       10,000
     Professional fees                                  13,900
     Directors' fees and expenses                        1,100
     Other                                                 160
                                                     ---------
          Total expenses                                                33,770
          Expenses waived/paid by affiliate (Note 3)                    20,353
                                                                       --------
            Net expenses                                                13,417
                                                                       --------
              Net investment income                                    102,098
                                                                       --------
Realized and unrealized gains (losses):
     Net realized gain (loss) from:
          Investments                                   12,073
          Foreign currency transactions                    (30)
                                                     ---------
            Net realized gain                                           12,043
            Net unrealized appreciation on investments                   8,887
                                                                      ---------
Net realized and unrealized gain                                        20,930
                                                                      ---------
Net increase in net assets resulting from operations                  $123,028
                                                                      =========



                        SEE NOTES TO FINANCIAL STATEMENT

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
f

                                                                     SIX MONTHS
                                                                       ENDED
                                                                    JUNE 30, 2000
                                                                     (UNAUDITED)       DECEMBER 31, 1999
                                                                  ---------------------------------------
Increase (decrease) in net assets:
  Operations:
     Net investment income                                             $  102,098     $  167,889
     Net realized loss from investments and
       foreign currency transactions                                       12,043       (104,520)
     Net unrealized appreciation on  investments                            8,887        158,099
                                                                  ----------------------------------
          Net increase in net assets rsulting
           from operations                                                123,028        221,468
  Distributions to shareholders from:
     Net investment income                                                   (381)      (167,297)

  Capital share transactions (Note 2):                                         381       167,297
                                                                  ----------------------------------
          Net increase in net assets                                      123,028        221,468
Net assets:
  Beginning of period                                                   2,102,826      1,881,358
                                                                  ----------------------------------
  End of period                                                        $2,225,854     $2,102,826
                                                                  ==================================
Undistributed net investment income included in net assets:
  End of period                                                        $  102,088     $      371
                                                                  ==================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Emerging Fixed Income Markets Series (the Fund) is a separate, non-diversified series of Templeton Institutional Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks high total return consisting of current income and capital appreciation. Under normal market conditions, the Fund invests at least 65% of total assets in debt securities of emerging markets issuers, which include companies, governments and government agencies located in emerging market countries and entities organized for the purpose of restructuring securities issued by these issuers. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

D. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


2. CAPITAL STOCK

At June 30, 2000, there were 1.14 billion shares authorized ($0.01 par value), of which 140 million have been classified as Fund shares. Transactions in the Fund's shares were as follows:


                                                SIX MONTHS ENDED                 YEAR ENDED
                                                 JUNE 30, 2000                 DECEMBER 31, 1999
                                     -------------------------------- ------------------------------
                                          SHARES           AMOUNT          SHARES          AMOUNT
                                     -------------- ----------------- -------------- ---------------
Shares issued on reinvestment
 of distributions                           42             $381           19,385        $167,297
                                     -------------- ----------------- -------------- ---------------
Net increase                                42             $381           19,385        $167,297
                                     -------------- ----------------- -------------- ---------------

Templeton Global Investors, Inc., a subsidiary of Franklin Resources, is the record owner of 100% of the Fund shares as of June 30, 2000.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Company are also officers or directors of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TICI of 0.70% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Company's aggregate average daily net assets as follows:

        ANNUALIZED
        FEE RATE      AVERAGE DAILY NET ASSETS
    ----------------- -----------------------------------------------------
        0.15%         First $200 million
        0.135%        Over $200 million, up to and including $700 million
        0.10%         Over $700 million, up to and including $1.2 billion
        0.075%        Over $1.2 billion

TICI and FT Services have agreed in advance to limit total expenses of the Fund to an annual rate of 1.25% of average daily net assets through April 30, 2001, as noted in the Statement of Operations.

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At June 30, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes was as follows:

        Unrealized appreciation                 $ 60,892
        Unrealized depreciation                  (88,561)
                                               -----------
        Net unrealized depreciation             $(27,669)
                                               -----------

At December 31, 1999, the Fund had tax basis capital losses of $215,586 which may be carried over to offset future capital gains. Such losses expire December 31, 2007.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the six months ended June 30, 2000 aggregated $2,470,284 and $2,182,723, respectively.

((BACK COVER)

This report must be preceded or accompanied by the current prospectus of the Templeton Institutional Funds, Inc., Emerging Fixed Income Markets Series, which contains more complete information, including risk factors, charges, and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

Principal Underwriter:

FRANKLIN TEMPLETON
DISTRIBUTORS, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

INSTITUTIONAL SERVICES: 1-800-321-8563
FUND INFORMATION: 1-800-362-6243

ZT453  S 6/00